MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA

                       WACHOVIA CREDIT CARD MASTER TRUST


     Listed below is the information which is required to be prepared with respect to the distribution date of October 15, 1996 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

1.      The amount of the current monthly
        distribution in respect of Class A
        Monthly Principal                                                  $0.00

2.      The amount of the currently monthly
        distribution in respect of Class B
        Monthly Principal                                                  $0.00

3.      The amount of the currently monthly
        distribution in respect of Collateral
        Monthly Principal                                                  $0.00

4.      The amount of the currently monthly
        distribution in respect of Class A
        Monthly Interest                                                   $4.57

5.      The amount of the currently monthly
        distribution in respect of Class A
        Deficiency Amounts                                                 $0.00

6.      The amount of the currently monthly
        distribution in respect of Class A
        Additional Interest                                                $0.00

7.      The amount of the currently monthly


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        distribution in respect of Class B                                 $4.66
        Monthly Interest

8.      The amount of the currently monthly
        distribution in respect of Class B
        Deficiency Amounts                                                 $0.00

9.      The amount of the currently monthly
        distribution in respect of Class B
        Additional Interest                                                $0.00

10.     The amount of the currently monthly
        distribution in respect of Collateral
        Monthly Interest                                                   $4.72

11.     The amount of the currently monthly
        distribution in respect of any
        accrued and unpaid Collateral
        Monthly Interest                                                   $0.00


Information Regarding the Performance of the Trust

1.      Collection of Principal Receivables

         (a)    The aggregate amount of
                Collections of Principal
                Receivables processed
                during the related Monthly
                Period which were
                allocated in respect of
                the Class A Certificates                          $41,231,447.57

         (b)    The aggregate amount of
                Collections of Principal
                Receivables processed
                during the related Monthly
                Period which were
                allocated in respect of
                the Class B Certificates                           $2,425,379.27


         (c)    The aggregate amount of
                Collections of Principal
                Receivables processed
                during the related Monthly
                Period



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                which are allocated
                in respect of the
                Collateral Interest                                $2,540,873.52

2.      Principal Receivables in the Trust

         (a)    The aggregate amount of
                Principal Receivables in
                the Trust as of the end of
                the day on the last day of
                the related Monthly Period                     $1,916,715,575.17

         (b)    The amount of Principal
                Receivables in the Trust
                represented by the
                Investor Interest of
                Series 1995-1 as of the
                end of the day on the last
                day of the related Monthly
                Period                                           $500,000,000.00

         (c)    The amount of Principal
                Receivables in the Trust
                represented by the Series
                1995-1 Adjusted Investor
                Interest as of the end of
                the day on the last day of
                the related Monthly Period                       $500,000,000.00

         (d)    The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Investor Interest as of
                the end of the day on the
                last day of the related
                Monthly Period                                   $446,250,000.00

         (e)    The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Adjusted Investor Interest
                as of the end of day on
                the last day of the
                related Monthly Period                           $446,250,000.00

        (f)    The amount of Principal
               Receivables in the Trust
               represented by the Class B
               Investor Interest as of the
               end of the day on the last day


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               of the related Monthly Period                      $26,250,000.00

        (g)    The amount of Principal
               Receivables in the Trust
               represented by the Collateral
               Interest as of the end of the
               date on the last day of the
               related Monthly Period                             $27,500,000.00

        (h)    The Floating Investor Percentage
               with respect to the related
               Monthly Period                                           26.0479%

        (i)    The Class A Floating Allocation
               with respect to the related
               Monthly Period                                           89.2500%

        (j)    The class B Floating Allocation
               with respect to the related
               Monthly Period                                            5.2500%

        (k)    The Collateral Floating Allocation
               with respect to the related
               Monthly Period                                            5.5000%

        (l)    The Fixed Investor Percentage
               with respect to the related
               Monthly Period                                           26.0479%

        (m)    The Class A Fixed Allocation
               with respect to the related
               Monthly Period                                           89.2500%

        (n)    The Class B Fixed Allocation
               with respect to the related
               Monthly Period                                            5.2500%


        (o)    The Collateral Fixed Allocation
               with respect to the related
               Monthly Period                                            5.5000%

3.      Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:



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                                         Aggregate            Percentage
                                          Account              of Total
                                          Balance            Receivables

        (a)    30 - 59 days:          $20,560,663.92           1.0600%
                                      ---------------
        (b)    60 - 89 days:          $10,832,892.68           0.5585%
                                      ---------------
        (c)    90 - or more days:     $14,440,052.17           0.7445%
                                      ---------------
                           Total:     $45,833,608.77           2.3630%
                                      ---------------

4.      Investor Default Amount

        (a)    The Aggregate Investor Default
               Amount for the related Monthly
               Period                                              $1,914,022.12

        (b)    The Class A Investor Default
               Amount for the related Monthly
               Period                                              $1,708,264.74

        (c)    The Class B Investor Default
               Amount for the related Monthly
               Period                                                $100,486.16

        (d)    The Collateral Default Amount
               for the related Monthly Period                        $105,271.22

5.      Investor Charge Offs

        (a)    The aggregate amount of
               Class A Investor Charge-Offs
               for the related Monthly Period                              $0.00

        (b)    The aggregate amount of
               Class A Investor Charge-Offs
               set forth in 5 (a) above per
               $1,000 of original Certificate
               principal amount                                            $0.00

        (c)    The aggregate amount of Class
               B Investor Charge-Offs for the
               related Monthly Period                                      $0.00


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        (d)    The aggregate amount of Class
                B Investor Charge-Offs set forth
               in 5 (c) above per $1,000 of
               original certificate principal
               amount                                                      $0.00

        (e)    The aggregate amount of
               Collateral Charge-Offs for the
               related Monthly Period                                      $0.00

        (f)    The aggregate amount of
               Collateral Charge-Offs set
               forth in 5 (e) above per $1,000
               of original certificate principal
               amount                                                      $0.00

        (g)    The aggregate amount of Class A
               Investor Charge-Offs reimbursed
               on the Transfer Date immediately
               preceding this Distribution Date                            $0.00

         (h)    The aggregate amount of Class A
                Investor Charge-Offs set forth in
                5 (g) above per $1,000 original
                certificate principal amount
                reimbursed on the Transfer Date
                immediately preceding this
                Distribution Date                                          $0.00

         (i)    The aggregate amount of Class B
                Investor Charge-Offs reimbursed on
                the Transfer Date immediately
                preceding this Distribution Date                           $0.00

         (j)    The aggregate amount of Class B
                Investor Charge-Offs set forth in
                5 (i) above per $1,000 original
                certificate principal amount
                reimbursed on the Transfer Date
                immediately preceding this
                Distribution Date                                          $0.00

         (k)    The aggregate amount of Collateral
                Charge-Offs reimbursed on the
                Transfer Date immediately
                preceding this Distribution Date                           $0.00


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         (l)    The aggregate amount of Collateral
                Charge-Offs set forth in 5(k)
                above per $1,000 original
                certificate principal amount
                reimbursed on the Transfer Date
                immediately preceding Distribution
                Date                                                       $0.00

6.      Investor Servicing Fee

        (a)    The amount of the Class A
               Servicing Fee payable by the
               Trust to the Servicer for
               the related Monthly Period                            $371,875.00

        (b)    The amount of the Class B
               Servicing Fee payable by the
               Trust to the Servicer for
               the related Monthly Period                             $21,875.00

        (c)    The amount of the Collateral
               Interest Servicing Fee payable
               by the Trust to the Servicer for
               the related Monthly Period                             $22,916.67

7.      Reallocations

        (a)    The amount of Reallocated
               Collateral Principal
               Collections with respect to
               this Distribution Date                                      $0.00

        (b)    The amount of Reallocated
               Class B Principal Collections
               with respect to this Distri-
               bution Date                                                 $0.00


        (c)    The Collateral Interest as
               of the close of business on
               this Distribution Date                             $27,500,000.00

        (d)    The Class B Investor Interest
               as of the close of business
               on this Distribution Date                          $26,250,000.00



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8.      Collection of Finance Charge Receivables

         (a)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which were
                allocated in respect of the Class
                A Certificate                                      $5,510,744.20

         (b)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which were
                allocated in respect of the Class
                B Certificates                                       $324,161.42

         (c)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which were
                allocated in respect of the
                Collateral Interest                                  $339,597.68

9.      Principal Funding Amount

        (a)    The principal amount on
               deposit in the Principal
               Funding Account on the
               related Transfer Date                                       $0.00

        (b)    The Accumulation Shortfall
               with respect to the related
               Monthly Period                                              $0.00

        (c)    The Principal Funding In-
               vestment Proceeds deposited
               in the Finance Charge Account
               on the related Transfer Date                                $0.00

         (d)    The amount of all or the portion
                of the Reserve Draw Amount
                deposited in the Finance Charge
                Account on the related Transfer
                Date from the Reserve Account                              $0.00


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10.     Reserve Draw Amount                                                $0.00

11.     Cash Collateral Account

         (a)    The principal amount on deposit in
                the Cash Collateral Account on the
                related Transfer Date (before
                giving effect to any deposits or
                withdrawals                                       $10,000,000.00

         (b)    The Required Draw Amount on the
                related Transfer Date                                      $0.00

         (c)    The principal amount on deposit in
                the Cash Collateral Account on the
                related Transfer Date (after
                giving effect to any deposits or
                withdrawals)                                      $10,000,000.00

        (d)    The Required Cash Collateral
               Amount (after giving effect to
               any deposits, withdrawals, or
               payments)                                          $10,000,000.00


12.     Available Funds

        (a)    The amount of Class A
               Available Funds on deposit
               in the Finance Charge Account
               on the related Transfer Date                        $5,510,744.20

        (b)    The amount of Class B
               Available Funds on deposit
               in the Finance Charge Account
               on the related Transfer Date                          $324,161.42

        (c)    The amount of Collateral
               Available Funds on deposit in
               the Finance Charge Account on
               the related Transfer Date                             $339,597.68

13.     Portfolio Yield


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        (a)    The portfolio yield for the
               related Monthly Period                                   11.2252%

        (b)    The Portfolio Adjusted Yield
               for the related Monthly Period                            3.5070%

Floating Rate Determinations

1.      LIBOR for the interest Period
        ending on this Distribution Date                                 5.5039%
        9/16/96 - 10/15/96

THE FIRST NATIONAL BANK
OF ATLANTA
SERVICER
                                       By:______________________
                                            Name:  D. G. Landrum
                                            Title:  Vice President

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